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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our report dated January 30, 1995, with respect to the consolidated financial statements and schedule of Coca-Cola Enterprises Inc. included in this Annual Report (Form 10-K/A) for the year ended December 31, 1994.

- Registration Statement No. 33-18039 on Form S-8 dated October 19, 1987 and related Prospectus

- Registration Statement No. 33-18495 on Form S-8 dated November 13, 1987 and related Prospectus

- Registration Statement No. 33-38771 on Form S-8 dated January 31, 1991 and related Prospectus

- Registration Statement No. 33-44448 on Form S-8 dated December 17, 1991 and related Prospectus

- Registration Statement No. 33-46675 on Form S-3 dated May 26, 1992 and related Prospectus

- Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus

- Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus

- Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus

- Registration Statement No. 33-58695 on Form S-8, as amended, dated May 15, 1995 and related Prospectus

- Registration Statement No. 33-58697 on Form S-8, as amended, dated May 15, 1995 and related Prospectus

- Registration Statement No. 33-58699 on Form S-8, as amended, dated May 15, 1995 and related Prospectus


                                                /s/ ERNST & YOUNG LLP

Atlanta, Georgia
October 31, 1995